SCHEDULE 14A
                                 (RULE 14A-101)
                     Information Required In Proxy Statement
                            Schedule 14a Information
                Proxy Statement Pursuant To Section 14(a) Of The
                         Securities Exchange Act Of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            RMED INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

(5)   Total fee paid:

      --------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                            RMED INTERNATIONAL, INC.
                            675 INDUSTRIAL BOULEVARD
                              DELTA, COLORADO 81416
                                TEL: 970-874-7536

                                October 15, 2003

To Our Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders of RMED International, Inc. to be held at the Company's offices at 675 Industrial Boulevard, Delta, Colorado, 81416 on November 4, 2003, at 10:00 a.m. local time.

      The purpose of the meeting will be to change the name of the Company to TenderCare International, Inc., to elect three directors to the Board and to change the term for directors to staggered three (3) year terms.

      The board of directors has unanimously recommended that the Shareholders vote "FOR" the name change, the change in director terms and the three nominees.

      While Shareholders may exercise their right to vote their shares in person, we recognize that many Shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy that will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. If you desire to vote in favor of the proposals, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope as soon as conveniently possible.

      If you have any questions about the transaction, the meeting, or this Proxy Statement, please feel free to call me at (203) 454-8831.

                          Sincerely,

                          Edward Reiss
                          Chairman of the Board
                          and co-Chief Executive Officer

                            RMED INTERNATIONAL, INC.
                            675 INDUSTRIAL BOULEVARD
                              DELTA, COLORADO 81416
                                TEL: 203-454-8831

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of RMED International, Inc.:

Notice is hereby given that a Annual Meeting of Shareholders of RMED International, Inc., a Colorado corporation (the "Company"), will be held on the 4th day of November, 2003 at 10:00 a.m., local time, at 675 Industrial Boulevard, Delta, Colorado 81416 for the following purposes:

1. To amend the Articles of Incorporation to provide for staggered three year terms for directors.

2. To elect three (3) directors.

3. To amend the Articles of Incorporation of the Company to change its name from RMED International, Inc. to TenderCare International, Inc.

4. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

      The board of directors unanimously recommends that the Shareholders vote "FOR" the amendments to the Articles of Incorporation to create staggered three year terms for directors and to change the name of the Company and the three nominees.

      A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only Shareholders of record at the close of business on September 19, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A list of Shareholders entitled to vote at the Annual Meeting will be located at the offices of the Company at 675 Industrial Boulevard, Delta, Colorado 81416, no later than two business days after this notice is given. That list will remain available for inspection at the offices of the Company until the Annual Meeting, and will also be available for inspection at the Annual Meeting.

      To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. Since proxies may be revoked at any time, any Shareholder attending the Annual Meeting may vote in person even if that Shareholder has returned a proxy.

                                              By Order of the Board of Directors

                                              RMED INTERNATIONAL, INC.

October 15, 2003

      PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            RMED INTERNATIONAL, INC.

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 4, 2003

                              ---------------------

      This Proxy Statement is being furnished in connection with the solicitation by RMED International, Inc., a Colorado corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders to be held on the 4th day of November, 2003 at 10:00 a.m., local time, at the offices of the Company, at 675 Industrial Boulevard, Delta, Colorado 81416 and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy are first being sent to Shareholders on or about October 15, 2003.

      At the Annual Meeting, the Company's Shareholders will be asked to (1) change the name of the Company to TenderCare International, Inc.; (2) to create three classes of directors, with three staggered year terms; (3) elect three directors; and (4) to transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

      The principal executive offices of the Company are located at 675 Industrial Boulevard, Delta, Colorado 81416.

                 SOLICITATION AND VOTING OF PROXIES; REVOCATION

      All proxies duly executed and received by the Company will be voted on all matters presented at the Annual Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of such instructions, will be voted FOR each of the nominees, for extension of the term for directors, and/or the name change. The submission of a signed proxy will not affect a Shareholder's right to attend, or vote in person at, the Annual Meeting. Any Shareholder may revoke his or her proxy at any time before it is voted by written notice to such effect received by the Company at 675 Industrial Boulevard, Delta, Colorado 81416, in either case, Attention: Secretary, by delivery of a subsequently dated proxy or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

      The accompanying form of proxy is being solicited on behalf of the Company. The solicitation of proxies may be made by mail and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and regular employees of the Company without special compensation therefor. The Company will bear the costs incurred in connection with the solicitation of proxies and expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners.

          RECORD DATE; OUTSTANDING SHARES; VOTING AT THE ANNUAL MEETING

      Only holders of record of the Company's common stock, par value $0.01 (the "Common Stock"), at the close of business on September 19, 2003 (the "Record Date") were entitled to notice of and to vote at the Annual Meeting. On that date, there were issued and outstanding 7,939,488 shares of Common Stock, each of which is entitled to one vote. The presence, in person or by properly executed proxy, of the holders of one-third of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Any Shareholder present (including broker non-votes) at the Annual Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists. Broker non-votes and abstentions will not be counted as votes in favor of the amendments to the Articles of Incorporation. Consequently, a broker non-vote or an abstention will be treated as a vote against the amendments, for purposes of determining whether holders of a majority of the shares have voted to approve the amendments.

      Shareholders who want shares that they hold in street name to be voted should follow the directions provided by their brokers regarding how to instruct their broker to vote their shares.

                           PROPOSAL 1 - CHANGE OF NAME

      The Company operates under the name RMED International, Inc. This name was a shortened version of the name Rocky Mountain Medical Corporation, which described the business of the Company in many years ago. However, the Company's focus, and its business, has changed over the years, and now its business is exclusively environmental diapers. Consequently, management believes that the name of the Company should be changed to more accurately reflect its activities. The board of directors adopted the following resolution and directed that it be submitted to a vote at the annual meeting of the shareholders:

      RESOLVED that the Articles of Incorporation of this corporation shall be amended by deleting Article First in its entirety and substituting, in lieu thereof, the following new Article First:

            FIRST: The name of the corporation is TenderCare International, Inc.

      At the annual meeting of the shareholders, a vote of the shareholders entitled to vote on the amendment shall be taken. This proposal is listed in the proxy. At the record date, there were 7,939,488 shares outstanding and entitled to vote on the amendment. Adoption of the amendment requires the vote of a majority of the shares outstanding and entitled to vote. The proxies intend to vote the shares covered by the proxies FOR the amendment, unless the proxies are marked against the amendment.

      The board of directors unanimously recommends approval of the amendment.

                      PROPOSAL 2 - CHANGE OF DIRECTOR TERMS

      The Company has three directors, who serve for one year terms and until the next annual meeting. The Company has not held annual meetings on a regular basis. Colorado law permits the Company to have staggered three year terms for directors if the Articles of Incorporation provide for such terms. In such case, the directors are divided into three groups, and one group is elected at each annual meeting. Historically, the Company has not held annual meetings on a regular basis. Management believes that having directors who have three year terms may be more advantageous to the Company if it does not hold annual meetings in the future on a regular basis because it would have one or more directors elected by the shareholders for a period of more than one year. Additionally, management believes that having staggered three year terms will assure additional continuity of management, although there has not been a problem with continuity of management in the past. If the amendment is approved and a vacancy occurs because of a death, resignation or removal of a director, the board may fill the vacancy for the remainder of the term of the director replaced. Vacancies resulting from an increase in the number of board members may be filled by the board, but only for a term until the next annual meeting of shareholders.

      In some cases, companies adopt staggered boards as an anti-takeover device, since a staggered board would result in a hostile acquirer having to wait two years until he could gain control of the board, and in fact it could take as long as three years until the board was completely replaced. Under the Company's existing Articles of Incorporation, the directors could all be replaced in one year. . However, the Company is not adopting a staggered board as an anti-takeover device, particularly since two of the nominees for director own over 45% of the outstanding voting stock The bylaws of the Company permit the stockholders to remove the directors by a majority vote of the stockholders. Although the Board has the right to amend the bylaws to change that provision, they do not have any present intention to do so.

      The board of directors adopted the following resolution and directed that it be submitted to a vote at the annual meeting of the shareholders:

      RESOLVED that the Articles of Incorporation shall be amended by deleting the present Article Eighth in its entirety and the following new Article Eighth shall be inserted in lieu thereof:

            EIGHTH: The Board of Directors shall be divided into three groups containing one-third of the total, as near as may be. The term of the directors elected to the first group at the 2003 annual meeting of shareholders will expire at the 2004 annual meeting of shareholders, the term of the directors elected to the second group at the 2003 annual meeting will expire at the 2005 annual meeting of shareholders, and the term of the third group will expire at the 2006 annual meeting of shareholders. At each annual meeting of the shareholders beginning with the 2004 annual meeting, directors shall be elected for terms of three years to succeed those whose terms expire.

      At the annual meeting of the shareholders, a vote of the shareholders entitled to vote on the amendment shall be taken. This proposal is listed in the proxy. At the record date, there were 7,939,488 shares outstanding and entitled to vote on the amendment. Adoption of the amendment requires the vote of a majority of the shares outstanding and entitled to vote. The proxies intend to vote the shares covered by the proxies FOR the amendment, unless the proxies are marked against the amendment.

      The board of directors unanimously recommends approval of the amendment.

                       PROPOSAL 3 - ELECTION OF DIRECTORS

      If the Shareholders approve the amendment of the Articles of Incorporation to change the director terms, Shareholders will elect one-third of the members of the Board of Directors annually. The Directors will be divided into three classes. Each class will serve for a period of three years, although since the staggered term for directors will first be initiated this year (assuming Shareholders approve the change), one director's term will end at the 2004 annual meeting, one will end at the 2005 annual meeting and the third will end at the 2006 annual meeting. Each director elected at the annual meeting, beginning with the 2004 annual meeting, will have a three-year term.

      The terms of Edward Reiss, Brenda Schenk and Darin Pratt will expire at the 2003 Annual Meeting. The Board of Directors has nominated each of those three individuals to stand for reelection at the meeting. Mr. Reiss will hold office until our 2004 Annual Meeting, Ms. Schenk will hold office until our 2005 Annual Meeting and Mr. Pratt will hold office until our 2006 Annual Meeting, and in each case until his or her successor is elected and qualified.

      If the shareholders doe not approve the change in director terms, then each of the nominees, if elected, will serve one-year terms until the next annual meeting of shareholders.

      The three persons who receive the highest number of votes will be elected as directors. Consequently, Broker non-votes are not counted as either for or against a nominee.

      We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors.

      The following table sets forth information related to the three nominees.

                          Position            Term of
                            Held           Office(1) and                                       Other
                            With             Length of         Principal Occupations       Directorships
Name and Address*         Company           Time Served         During Past 5 Years             Held
-----------------         --------         -------------       ---------------------       -------------
Edward Reiss             Director,           15 years        Chairman of the Board and
                      Chairman of the                          Co CEO of the Company
                      Board and Co-CEO
Brenda Schenk            Director,           13 years         President and Co CEO of
                       President and                                the Company
                           Co-CEO
Darin Pratt               Director            2 years          President and CEO of
                                                            Biolite Medical Corporation

----------
* Address for all of the individuals listed is c/o RMED International, Inc. 675 Industrial Boulevard Delta, CO 81416

      The Board of Directors recommends a vote FOR the election of Edward Reiss, Brenda Schenk and Darin Pratt.

                   ADDITIONAL INFORMATION REGARDING DIRECTORS

      The board of directors of the Company held two meetings during 2002, and each director standing for reelection attended all of those meetings. As of the date of this proxy statement, the board of directors had not held any meetings in 2003. Directors receive $500 plus travel expenses for attending a Board meeting. The board does not have any committees.

                               EXECUTIVE OFFICERS

      The executive officers of the Company are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Company are:

            Name                       Age                   Position
            ----                       ---                   --------
            Edward Reiss               63                    Chairman of the
                                                             Board and Co-CEO

            Brenda Schenk              58                    President and
                                                             Co-CEO

            Stu Brown                  57                    Vice President
                                                             and CFO

                             EXECUTIVE COMPENSATION

      The following table sets forth for the years ended December 31, 2002, 2001 and 2000 the cash compensation earned by each of Company's chief executive officers and those executive officers that earned in excess of $100,000 for the year ended December 31, 2002.

                                              Annual Compensation
                                              -------------------
            (a)                                 (b)        (c)
           Name
            And
         Principal
         Position                              Year      Salary($)
         --------                              ----      ---------
Edward Reiss                                   2002      $102,300
Director, Chairman of the                      2001      $104,404
Board & Co-CEO                                 2000      $ 93,500

Brenda Schenk Director,                        2002      $106,300
President & Co-CEO                             2001      $110,158
                                               2000      $102,300

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information with respect to those persons who owned beneficially, more than 5% of the $.01 par value common stock of the Company as of December 31, 2002, as reflected in the stock transfer records of the Company, copies of filings on schedule 13-D or 13-G, and otherwise to the Company's knowledge. All forms and reports required by Section 16(a) of the Exchange Act have been filed on a timely basis.

Name and Address(1)                           Number of Shares           Percent
-------------------                           ----------------           -------
Edward Reiss                                     955,608(2)               12%(2)

Brenda Schenk                                    2,650,221(3)             33%(3)

All Executive Officers and directors             3,605,829                45%
as a Group

(1) The addresses of all individuals are c/o RMED International, Inc. 675 Industrial Boulevard Delta, CO 81416

(2)   Includes 3,792 shares held in trust for Mr. Reiss's daughter, Ilana.

(3) Includes 337,500 shares owned by Brandy Enterprises, Ltd., a corporation wholly owned by Ms. Schenk.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The Company has notes receivable outstanding from the Chairman and President of the Company. The principal balance of the notes was $227,203 at December 31, 2002 and $234,000 at December 31, 2002. The notes bear interest at 1% and are due July 2005.

      The Company has a note payable due to the President of the Company. The principal balance of the note was $5,000 at December 31, 2002 and $0 at December 31, 2001. The note accrues interest at 7% and is due October 2003.

                     INFORMATION WITH RESPECT TO INDEPENDENT
                               PUBLIC ACCOUNTANTS

      The board of directors selected Wipfli Ullrich Bertelson LLP as the principal accountants for the Company for the 2003 fiscal year. Representatives of Wipfli Ullrich Bertelson LLP are not expected to be available at the meeting.

      Prior to May 2002, Grant Thorton LLP acted as the Company's principal accountants. In May 2002, the Company dismissed Grant Thorton LLP as its principal accountant and appointed Wipfli Ullrich Bertelson LLP to that position. Grant Thornton LLP's reports for each of the two years in the period ended December 31, 2001, contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles. In connection with the audits for each of the two years in the period ending December 31, 2001, and the subsequent interim period through May 1, 2002, there were no disagreements with Grant Thornton LLP as to any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During 2001 and in the subsequent interim period of January 1, 2002 through May 1, 2002, the Company had not consulted with Wipfli Ullrich Bertelson LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of either completed or proposed transactions, or the type of audit opinion that might be rendered on the Company's financial statements.

Audit Fees

      The fees paid to Wipfli Ullrich Bertelson LLP for the audit of the Company's financial statements and review of Form 10-KSB filings for fiscal 2002 were $14,000.

Financial Information Systems Design and Implementation Fees

There were no financial information system design or other non audit-related fees paid to Wipfli Ullrich Bertelson LLP for 2002.

All Other Fees

Aggregate fees paid to Wipfli Ullrich Bertelson LLP for 2002 for other services were $3,620 related to [tax return preparation].

                 SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETINGS

      Any shareholder who desires to submit a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for the 2004 Proxy Statement and annual meeting should submit the proposal to Edward Reiss, Chief Executive Officer, at 675 Industrial Boulevard, Delta, Colorado, 81416. The proposal, together with any supporting statement, may not exceed 500 words in length. The proposal must be submitted by June 16, 2004.

                           ANNUAL REPORT - FORM 10-KSB

      Accompanying this proxy statement is a copy of the Company's Annual Report to the Securities and Exchange Commission, Form 10-KSB, for the fiscal year ended December 31, 2002. The Company will furnish, without charge to anyone who is solicited for a proxy, a copy of its most recently filed Form 10-KSB, including the financial statements and the financial statement schedules filed with such report. Requests for copies of the report should be made to Stu Brown at 3824 Ponderosa Drive E., Eau Claire, WI 54701. The Company will also furnish a copy of the exhibits filed with such report, without charge, upon request. Beneficial owners requesting a copy of the Form 10-KSB should specify that they are the beneficial owners of shares of Common Stock on the record date.

                                 OTHER BUSINESS

      The Company knows of no other matters which may come before the Annual Meeting. However, if any such matters properly come before the meeting, the individuals named in the proxies will vote on such matters in accordance with their best judgment.

October 15, 2003                              By Order of the Board of Directors

                                              RMED INTERNATIONAL, INC.

                                    APPENDIX

PROXY                       RMED INTERNATIONAL, INC
                                  COMMON STOCK
                         PROXY SOLICITED BY THE COMPANY
                FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 4, 2003

      The undersigned appoints EDWARD REISS and BRENDA SCHENK, and each of them, attorneys and proxies, each with power of substitution, to vote all shares of Common Stock of RMED International, Inc. ("RMED") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of RMED to be held on November 4, 2003 on the proposals set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournments or postponements thereof.

      THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE PROPOSAL TO AMEND THE ARTICLES OR INCORPORATION TO CHANGE THE NAME OF THE COMPANY, AND "FOR" THE THREE NOMINEES FOR DIRECTOR. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   -----------
                                   SEE REVERSE
                                      SIDE
                                   -----------

--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                            RMED INTERNATIONAL, INC.

                                NOVEMBER 4, 2003

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------

1.   To amend the Articles of Incorporation to           [ ]     [ ]       [ ]
     change the name of the Company from RMED
     International, Inc. to TenderCare
     International, Inc.

2.   Amend the Articles of Incorporation of the          [ ]     [ ]       [ ]
     Company to provide staggered three-year
     terms for directors.

                                                        FOR ALL
                                                       DIRECTORS,
                                                       EXCEPT AS
                                                         MARKED
                                                         TO THE
                                                        CONTRARY        WITHHOLD
                                                        AT LEFT        AUTHORITY
3.   To elect the following persons to three (3)          [ ]             [ ]
     year terms as directors:

     Edward Reiss
     Brenda Schenk
     Darin Pratt

     To withhold authority for any individual nominee, cross out that person's name.

4.   In their discretion, the proxies are
     authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

SIGNATURE                                             DATE

----------------------------------------             ------

NOTE: Please sign exactly as name appears hereon. If a joint account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

---------------------------------------